SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (date of earliest event reported):
                                January 30, 2007

                         DRINKS AMERICAS HOLDINGS, LTD.

             (Exact Name of Registrant as Specified in its Charter)

  Delaware                       33-55254-10                 87-0438825
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 State of                        Commission                IRS Employer
Incorporation                    File Number               I.D. Number


             372 Danbury Road, Suite 163, Wilton, Connecticut 06897
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                     Address of principal executive offices

                  Registrant's telephone number: (203) 762-7000
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          (Former Name or Former Address, if Changed Since Last Report)


Item 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT;

Item 3.02         UNREGISTERED SALES OF EQUITY SECURITIES.


         On January 30, 2007 (the "Closing Date") we sold to five investors (the "Investors") an aggregate of 4,444,444 shares of our common stock, $.001 par value ("Common Stock"), at a price of $1.80 per share generating gross proceeds of $8,000,000, and warrants to purchase an aggregate of 3,777,778 shares of our Common Stock for a purchase price of $3.00 per share (the "Warrants"). The Warrants which are exercisable for a five year period commencing on the sixth month anniversary of the Closing Date, contain cashless exercise provisions, which apply in certain circumstances, and full ratchet anti-dilution provisions. Out of the gross proceeds of this Offering, we paid Midtown Partners & Co., LLC (the "Placement Agent") $640,000 in commissions and $160,000 for non-accountable expenses. We will also pay the Placement Agent commissions equal to 10% of the purchase price of Common Stock acquired on the exercise of the Warrants, if and when that occurs. We also issued to the Placement Agent, warrants to acquire 444,444 shares of our Common Stock for a purchase price of $3.00 per share (the "Placement Agent Warrants"), which warrants are substantially similar to the Warrants issued to the Investors, except they do not contain full ratchet anti-dilution provisions.
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         We have agreed to use our best efforts to file, within 45 days of the
Closing Date, a Registration Statement covering the resale of the shares of Common Stock issued to the Investors and the Placement Agent as well as the shares of Common Stock which may be purchased under the Warrant and the Placement Agent Warrant and to cause such Registration Statement to be declared effective by the Securities and Exchange Commission under the Securities Exchange Act of 1934, within 90 days of the Closing Date. In the event, we do not satisfy these requirements in a timely fashion we will be subject to penalties equal to 1% of the purchase price paid by the Investors for the Common Stock for each thirty (30) days that elapse prior to the satisfaction of the requirements, except that the aggregate maximum amount of the penalties that may be imposed for such failure is 20% of the aggregate amount paid for our Common Stock by the Investors. In addition, the cashless exercise provisions of the Warrant and the Placement Agent Warrant will apply if at any time after one year from the Closing Date there is no effective Registration Statement for the resale of the shares of Common Stock purchasable thereunder.

         Mr. J. Patrick Kenny, our President and Chief Executive Officer, and Mr. Frederick Schulman, one of our Directors, agreed that for a two-year period commencing on the Closing Date, they will not sell 10,000,000 (for Mr. Kenny) and 700,000 (for Mr. Schulman) shares of our Common Stock which they now own.

         We believe that, pursuant to Section 4(2) under the Securities Act of 1933, as amended, the issuance of securities in our Bridge Notes, offering was, and any future issuances in our Bridge Notes offering will be, exempt from registration.



Item 9.01.                         EXHIBITS



         (c) Exhibits


      4.4 Form of Securities Purchase Agreement, dated as of January 30th, 2007 between Drinks Americas Holdings, Ltd. and the Investors.

      4.5 Form of Registration Rights Agreement, dated as of January 30th, 2007 between Drinks Americas Holdings, Ltd. and the Investors.

      4.6 Form of Common Stock Purchase Warrant, dated as of January 30th, 2007 between Drinks Americas Holdings, Ltd. and the Investors.

      4.7 Form of Placement Agent Agreement between Drinks Americas Holdings, Ltd. and Midtown Partners Co., LLC dated as of October 25th, 2006.

      4.8 Form of Placement Agent Warrant, dated as of January 30th, 2007 between Drinks Americas Holdings, Ltd. and Midtown Partners Co., LLC.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 30, 2007

                                       DRINKS AMERICAS HOLDINGS, LTD.

                                       By: /s/ J. Patrick Kenny
                                          ----------------------------
                                          J. Patrick Kenny, President and CEO

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